UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: July 20, 2009
(Date of earliest event reported): July 16, 2009

MAN SANG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-20877	87-0539570
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

Suite 2208-14, 22/F, Sun Life Tower, The Gateway,
15 Canton Road, Tsimshatsui, Kowloon, Hong Kong SAR
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (852) 2317 9888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

     On July 16, 2009, Man Sang International Limited (“MSIL”), which is Man Sang Holdings, Inc.’s principal operating subsidiary and a listed company on The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) (Stock Code: 938), issued an announcement that trading in the ordinary shares of MSIL on The Stock Exchange of Hong Kong Limited was suspended from 2:30p.m. on Thursday, July 16, 2009 pending the issuance of an announcement relating to certain proposed transactions of MSIL that are price-sensitive in nature.

     A copy of the July 16, 2009 announcement is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

     The information in this Item 8.01 and Exhibit 99.1 shall not be deemed filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibit

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Suspension of Trading Announcement, dated July 16, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2009	MAN SANG HOLDINGS, INC.

	By:	/s/ Cheng Chung Hing, Ricky
CHENG Chung Hing, Ricky
Chairman of the Board, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Suspension of Trading Announcement, dated July 16, 2009